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                                                                    EXHIBIT 10.7

                             SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") is entered into effective as of December 21, 2000, by and among Hibernia National Bank, on behalf of itself and each additional lender from time to time party to the Hibernia Credit Agreement (as such term is defined below) (herein called "Hibernia"), EnCap Energy Capital Fund III, L.P. on behalf of itself and its affiliates (herein called "EnCap"), and PetroQuest Energy, Inc., a Louisiana corporation, PetroQuest Energy One, L.L.C., a Louisiana limited liability company, and PetroQuest Energy, Inc., a Delaware corporation (herein collectively called "Debtors").

                                    RECITALS:

         1. Debtors and Hibernia are entering into a Credit Agreement of even date herewith (herein, as from time to time amended, supplemented, or restated in compliance herewith, called the "Hibernia Credit Agreement"). The promissory note(s) given pursuant to the Hibernia Credit Agreement, together with all promissory notes given in renewal and extension thereof, as each is from time to time amended or supplemented in compliance herewith, are herein called the "Hibernia Notes". True and correct copies of the Hibernia Credit Agreement and the Hibernia Notes are being delivered to EnCap concurrently herewith.

         2. Debtors are also entering into a Credit Agreement of even date herewith (herein, as from time to time amended, supplemented, or restated in compliance herewith, called the "EnCap Credit Agreement") with EnCap. The promissory note(s) given pursuant to the EnCap Credit Agreement, together with all promissory notes given in renewal and extension thereof, as each is from time to time amended or supplemented in compliance herewith, are herein called the "EnCap Notes". True and correct copies of the EnCap Credit Agreement and the EnCap Notes are being delivered to Hibernia concurrently herewith.

         3. The Hibernia Indebtedness and the EnCap Indebtedness (as each such term is defined below) will be secured by certain liens and security interests granted by Debtors.

         4. The execution and delivery of this Agreement is a condition precedent to the extensions of credit under the Hibernia Credit Agreement and the EnCap Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Hibernia to enter into the Hibernia Credit Agreement with Debtors, and to induce EnCap to enter into the EnCap Credit Agreement with Debtors, the parties hereto hereby agree as follows:

         Section 1.        Definitions.

         (a) Specific Definitions. As used herein, the terms "Agreement," "Hibernia," "EnCap," "Debtors," "Hibernia Credit Agreement", "Hibernia Notes", "EnCap Credit



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Agreement," and "EnCap Notes" have the meanings indicated above, and the following additional terms have the following meanings:

         "Collateral" means any and all property of any nature whatsoever which now constitutes or hereafter will constitute collateral or other security for payment of any of the Indebtedness.

         "EnCap Default" means any "Event of Default" as defined in the EnCap Credit Agreement.

         "EnCap Documents" means (a) the EnCap Credit Agreement, (b) the EnCap Notes and any other notes or instruments evidencing EnCap Indebtedness, (c) all mortgages, security agreements, pledge agreements or financing statements evidencing, creating or perfecting any Lien to secure the EnCap Indebtedness in any way, (d) all guaranties of the EnCap Indebtedness, (e) all other documents, instruments or agreements relating to the EnCap Indebtedness now or hereafter executed or delivered by or among any Debtor or any Subsidiary of any Debtor, to EnCap, and (f) all renewals, extensions, amendments, modifications or restatements of the foregoing.

         "EnCap Indebtedness" means any and all indebtedness (whether for principal, interest, fees, indemnifications, expenses, or otherwise) owing by any Debtor to EnCap under or relating to the EnCap Credit Agreement, any promissory note issued by any Debtor in connection therewith (including the EnCap Notes), any EnCap Document, or any Permitted Junior Securities.

         "EnCap Liens" means all Liens securing the EnCap Indebtedness.

         "Enforcement Action" means, with respect to any Indebtedness: (a) any acceleration of any or all of such Indebtedness, (b) any enforcement or foreclosure of Liens granted by any Debtor or any Subsidiary of any Debtor to secure any or all of such Indebtedness, or (c) any other efforts to collect any or all of such Indebtedness from any Debtor or any Subsidiary of any Debtor or from any Debtor's or any such Subsidiary's assets or properties (including proceeds of production), excluding receipt of payments on such Indebtedness in the ordinary course of business but including the commencement or the joining with any other creditor of any Debtor or any Subsidiary in the commencement of any Insolvency Proceeding against any Debtor or any Subsidiary of any Debtor; provided, that, none of the following shall constitute an Enforcement Action:
(i) acceleration of any of the EnCap Indebtedness following acceleration of any of the Hibernia Indebtedness, (ii) acceleration of any of the Hibernia Indebtedness following acceleration of any of the EnCap Indebtedness, (iii) any of the actions described in the foregoing clauses (a), (b) or (c) that are taken during the existence of any Insolvency Proceeding that is subject to the jurisdiction of a court of competent authority, and (iv) demands or actions to enforce this Agreement.

         "Hibernia Documents" means (a) the Hibernia Credit Agreement, (b) the Hibernia Notes and any other notes or instruments evidencing Hibernia Indebtedness, (c) all mortgages, security agreements, pledge agreements or financing statements evidencing, creating or perfecting any Lien to secure the Hibernia Indebtedness in any way, (d) all guaranties of the Hibernia


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Indebtedness, (e) all other documents, instruments or agreements relating to the
Hibernia Indebtedness now or hereafter executed or delivered by or among any Debtor or any Subsidiary of any Debtor to Hibernia, and (f) all renewals, extensions, amendments, modifications or restatements of the foregoing.

         "Hibernia Event of Default" means any Hibernia Non-Payment Default or any Hibernia Payment Default.

         "Hibernia Indebtedness" means any and all indebtedness and other obligations (whether for principal, interest, fees, indemnifications, expenses, or otherwise) owing by any Debtor to Hibernia under the Hibernia Credit Agreement or the "Loan Documents" as defined therein.

         "Hibernia Non-Payment Default" means any "Event of Default" as defined in the Hibernia Credit Agreement, other than a Hibernia Payment Default.

         "Hibernia Payment Default" means a default in the payment of any principal or interest owing in respect of any Hibernia Indebtedness, whether such default relates to the failure of any Debtor to pay when due (i) any regularly scheduled payment under the Hibernia Indebtedness, (ii) any payment of the Hibernia Indebtedness which may be from time to time required under the terms of the Hibernia Credit Agreement (including those which might result from a redetermination of the Borrowing Base Amount as therein defined); and/or (iii) all Hibernia Indebtedness upon the acceleration of the maturity of same pursuant to the terms of the Hibernia Credit Agreement.

         "Indebtedness" means any of the EnCap Indebtedness or the Hibernia Indebtedness.

         "Insolvency Payor" means, in connection with any Insolvency Proceeding, any Debtor or any trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent of or for any Debtor or its unsecured creditors.

         "Insolvency Proceeding" means any (a) insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Debtor or any of any Debtor's properties, whether under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to relief of debtors, readjustment of indebtedness, reorganization, composition or extension, (b) proceeding for any liquidation, liquidating distribution, dissolution or other "winding up" of any Debtor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment for the benefit of creditors of any Debtor, or (d) other marshaling of the assets of any Debtor; provided that any merger, consolidation or liquidation of any Debtor which is permitted under both the Hibernia Credit Agreement and the EnCap Credit Agreement shall not constitute an "Insolvency Proceeding".

         "Lien" means any lien, mortgage, security interest, pledge, deposit, judgment lien, attachment garnishment, or other charge or encumbrance for security purposes or to enforce a judgment, whether arising by law or agreement or otherwise.


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         "Permitted Junior Securities" means (a) stock or other equity interests in any Debtor or any parent company of any Debtor, and (b) debt instruments or securities (including renewals and extensions of EnCap Notes) issued by any Debtor or any parent company of any Debtor in exchange for or in renewal and extension of EnCap Notes that (i) have a maturity date longer than that of the EnCap Indebtedness being exchanged or renewed and extended, and (ii) are subordinate and junior in right of payment to the payment of the Hibernia Indebtedness at least to the extent provided in this Agreement.

         "Person" means an individual, corporation, limited liability company, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         "Proceeds" has the meaning assigned to it under the UCC, shall also include "products" (as defined in the UCC), and, in any event, shall include, but not be limited to (a) any and all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any government body, authority, bureau or agency (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Subsidiary" means, for any Person, any corporation, limited liability company, partnership, or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

         "UCC" means the Uniform Commercial Code, as amended and as in effect from time to time in the State of Louisiana.

         (b) References and Headings. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to promissory notes, loan agreements, guaranties and security documents) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document which are made in writing by the parties thereto; provided, that, nothing contained in this Section 1(b) shall be construed to authorize any party hereto to execute or enter into any such renewal, extension, amendment modification, supplement or restatement. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Agreement," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to


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include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 2. General. Notwithstanding any provision of the EnCap Documents, the EnCap Indebtedness shall be subordinate and junior in right of payment to all Hibernia Indebtedness, to the extent and in the manner provided for in this Agreement, and EnCap, by acceptance thereof, whether upon original issuance, transfer, assignment or exchange, agrees to be bound by the provisions of this Agreement.

         Section 3. Insolvency Proceedings. In the event of any Insolvency Proceeding all Hibernia Indebtedness shall first be finally and irrevocably paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property (except Permitted Junior Securities) shall be made by any Insolvency Payor, or received or accepted by EnCap from any Insolvency Payor, for or on account of any EnCap Indebtedness. In the event of any Insolvency Proceeding, any payment or distribution by any Insolvency Payor in such Insolvency Proceeding of any kind or character, whether in cash, securities or other property (other than Permitted Junior Securities), which would otherwise (but for this Agreement) be payable or deliverable to EnCap in respect of any EnCap Indebtedness shall be paid or delivered by such Insolvency Payor directly to Hibernia for application in payment of the Hibernia Indebtedness to the extent necessary to pay in full all Hibernia Indebtedness then remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the Hibernia Indebtedness. EnCap hereby grants to Hibernia the right to file proofs of claim on account of the EnCap Indebtedness in any Insolvency Proceedings in the event that EnCap fails to do so within 15 days of the bar date pertaining thereto; provided, however, that Hibernia shall not be permitted to vote such claim, and all voting rights with respect thereto are retained by EnCap. In the event of any Insolvency Proceeding of any Debtor and any hearing or motion therein under Section 363 of the United States Bankruptcy Code with respect to the use of Collateral constituting cash Proceeds from the sale of oil and gas production of any Debtor in the ordinary course of business, EnCap will not oppose any payment of such cash Collateral to Hibernia to the extent such cash Collateral is to be applied to payment of Hibernia Indebtedness.

         Section 4. Subordination Upon Hibernia Payment Default. If any Hibernia Payment Default ever exists (whether at a date fixed for payment or by declaration, acceleration or otherwise), then the rights of EnCap to receive any payment from any Debtor with respect to the EnCap Indebtedness (other than in the form of Permitted Junior Securities) shall be suspended from and after the date that Hibernia gives EnCap written notice of such Hibernia Payment Default until such Hibernia Payment Default has been cured or waived or until the Hibernia Indebtedness is satisfied in full.

         Section 5. Subordination Upon Hibernia Non-Payment Default. If any Hibernia Non-Payment Default occurs, then Hibernia may, at its option, give notice thereof to EnCap, in which event the rights of EnCap to receive any payment from any Debtor with respect to the EnCap Indebtedness (other than in the form of Permitted Junior Securities) shall be suspended for a thirty day period from and after the date that Hibernia gives EnCap written notice of such Hibernia Non-Payment Default; provided that Hibernia may give only one such notice during any consecutive twelve-month period.


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         Section 6. Lien Priorities and Application of Proceeds.

         (a) Any and every perfected Lien in the Collateral in favor of Hibernia or any other lender from time to time party to the Hibernia Credit Agreement held as security for payment of the Hibernia Indebtedness has and shall have priority, as among the parties hereto, over any Lien that EnCap now has or may hereafter acquire in the Collateral, notwithstanding any statement or provision contained in the EnCap Documents or otherwise to the contrary and irrespective of the time or order of filing or recording of financing statements, security agreements, pledge agreements, deeds of trust, mortgages or other notices of Liens or assignments granted pursuant thereto, and irrespective of anything contained in any filing or agreement to which any part hereto or its respective successors and assigns may now or hereafter be a party, and irrespective of the ordinary rules for determining priorities under the UCC or under any other law governing the relative priorities of secured creditors.

         (b) At any time during which all or any part of the Hibernia Indebtedness remains outstanding, and whether or not the same is then due and payable, the Proceeds of any Enforcement Action by Hibernia or EnCap upon all or any part of the Collateral shall be applied in the following order of priorities, irrespective of the application of any rule or law or the defect or impairment of any Hibernia Document, EnCap Document, Lien or assignment thereunder or the failure to perfect any Lien or assignment securing the Hibernia Indebtedness:

         first, to the payment in full of all Hibernia Indebtedness, in such order as Hibernia shall determine in its sole discretion;

         second, to the payment in full of all EnCap Indebtedness, in such order as EnCap shall determine in its sole discretion; and

         third, to be released to Debtors with the consent of EnCap and Hibernia, or as a court of competent jurisdiction may direct.

         (c) Each of EnCap and Hibernia shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which proceedings are pending, or a certificate of the liquidating trustee or other Person making any distribution to EnCap or Hibernia, as the case may be, for the purpose of ascertaining the Persons entitled to participate in such distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

         Section 7. No Changes to Payment Terms.

         (a) Until the termination of the Hibernia Credit Agreement, Debtors and EnCap will not (without the written consent of Hibernia) amend or supplement the EnCap Documents in any way that requires any Debtor to make principal payments on the EnCap Indebtedness prior to November 17, 2001 or that increases the interest rate payable on the EnCap Indebtedness.

         (b) Until the termination of the EnCap Credit Agreement, Debtors and Hibernia will not (without the written consent of EnCap) amend or supplement the Hibernia Credit Agreement

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in any way that requires any Debtor to make additional principal payments (not already provided for) on the Hibernia Indebtedness prior to one day after the date set forth in the preceding subsection (a) or that increases the interest rate payable on the Hibernia Indebtedness, except that the Hibernia Credit Agreement may be amended to add additional lenders and to provide additional credit to Debtors thereunder (which shall be considered additional Hibernia Indebtedness hereunder) so long as (i) the maturity dates of principal payments due to such additional lenders are no earlier than the maturity dates of the principal payments and mandatory prepayments presently required and which may from time to time be required due to Borrowing Base redeterminations made by Hibernia under the Hibernia Credit Agreement, and (ii) such additional lenders expressly acknowledge in writing and agree that any such indebtedness extended by them under the Hibernia Credit Agreement shall be considered Hibernia Indebtedness for purposes of this Agreement.

         Section 8. Optional Prepayments; Turnover of Payments Wrongly Received.

         (a) Debtors may make optional prepayments (i) on the Hibernia Indebtedness as permitted under the Hibernia Credit Agreement if at the time of such prepayment no EnCap Default shall have occurred or be continuing or be caused solely by the making of such prepayment and (ii) on the EnCap Indebtedness as permitted under the EnCap Credit Agreement if at the time of such prepayment no Hibernia Event of Default shall have occurred or be continuing or be caused solely by the making of such prepayment.

         (b) If any Debtor or any Subsidiary of any Debtor shall make any payment of EnCap Indebtedness or any payment in respect of any purchase, repurchase, redemption or defeasance or distribution (whether in cash, property or any other manner) to EnCap which is prohibited hereby or EnCap shall collect any such payment or distribution which is prohibited hereby (including any such amount resulting from the taking of any Enforcement Action, whether or not permitted hereunder), then such payment shall be received and held in trust for and paid over and delivered by EnCap to Hibernia as agent for itself and any other lenders party to the Hibernia Credit Agreement upon demand by Hibernia.

         Section 9. Payments to EnCap Otherwise Permitted. Except as expressly provided herein, nothing shall prevent any Debtor from paying, or EnCap from receiving, any payments when due on the EnCap Indebtedness or limit the rights of EnCap to take Enforcement Actions.

         Section 10.  Notice and Right to Cure; Subrogation.

         (a) From and after the date hereof until and but not including September 18, 2001, Hibernia will give notice to EnCap of any Hibernia Event of Default at least thirty days prior to taking any Enforcement Action with respect thereto, and Hibernia agrees not to take any Enforcement Action until the end of such thirty day period without the consent of EnCap. From and after September 18, 2001, Hibernia will give notice to EnCap of any Hibernia Event of Default at least fifteen days prior to taking any Enforcement Action with respect thereto, and Hibernia agrees not to take any Enforcement Action until the end of such fifteen day period without the consent of EnCap. Although EnCap has no obligation to cure any Hibernia Event of Default, each Debtor hereby irrevocably authorizes EnCap to make any such cure, if EnCap so


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elects, and Hibernia hereby agrees that it will allow EnCap to make any such cure on behalf of such Debtor (whether during or after such thirty or fifteen day period, as applicable).

         (b) From and after the date hereof until and but not including September 18, 2001, EnCap shall give notice to Hibernia at least thirty days prior to any Enforcement Action with respect to the EnCap Indebtedness, and EnCap agrees not to take any Enforcement Action until the end of such thirty day period without the consent of Hibernia, provided that all amounts received by EnCap from Enforcement Actions thereafter must be paid over to Hibernia as agent for itself and the other lenders then party to the Hibernia Credit Agreement until all Hibernia Indebtedness has been paid in full. From and after September 18, 2001, EnCap shall give notice to Hibernia at least fifteen days prior to any Enforcement Action with respect to the EnCap Indebtedness, and EnCap agrees not to take any Enforcement Action until the end of such fifteen day period without the consent of Hibernia, provided that all amounts received by EnCap from Enforcement Actions thereafter must be paid over to Hibernia as agent for itself and the other lenders then party to the Hibernia Credit Agreement until all Hibernia Indebtedness has been paid in full. Although Hibernia has no obligation to cure any event of default under the EnCap Documents, each Debtor hereby irrevocably authorizes Hibernia to make any such cure, if Hibernia so elects, and EnCap hereby agrees that it will allow Hibernia to make any such cure on behalf of such Debtor (whether during or after such thirty or fifteen day period, as applicable).

         (c) To the extent that EnCap has made any payments hereunder to Hibernia, after the payment in full in cash of all Hibernia Indebtedness EnCap shall be subrogated to the rights of Hibernia to receive payments and distributions of cash, property and securities applicable to the Hibernia Indebtedness and the Collateral until all amounts owing on the EnCap Indebtedness shall be paid in full in cash. For purposes of such subrogation, no payments or distributions to the holders of the Hibernia Indebtedness by or on behalf of any Debtor or any Subsidiary of any Debtor or by or on behalf of EnCap by virtue of this Agreement which otherwise would have been made to EnCap shall, as between any Debtor or any Subsidiary of any Debtor, their respective creditors other than Hibernia and EnCap, be deemed to be a payment or distribution by any Debtor or any Subsidiary to or on account of the Hibernia Indebtedness.

         (d) Hibernia will at any time following the occurrence and during the continuance of a Hibernia Payment Default, upon request by EnCap, assign to EnCap all of the Hibernia Indebtedness, all of Hibernia's rights under the Hibernia Credit Agreement, and all appurtenant liens, rights, documents and instruments upon payment of a cash purchase price equal to 100% of the Hibernia Indebtedness so assigned and assumption or termination of any remaining duties under the Hibernia Credit Agreement. Any such assignment will be without recourse, representation or warranty, except that Hibernia will warrant that it owns and holds, free of any encumbrance or subordination created by Hibernia, the Hibernia Indebtedness and the liens, rights, documents and instruments which it is transferring.

         Section 11. Provisions Solely to Define Relative Rights. The provisions of this Agreement are solely for the purposes of defining the relative rights of Hibernia, on the one hand and EnCap, on the other hand. Nothing herein shall impair or prevent Hibernia from exercising all rights and remedies otherwise permitted by applicable law upon default under the Hibernia Credit Agreement subject, however, to the provisions of this Agreement. Nothing herein shall


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impair, as between any Debtor and EnCap, the obligation of any Debtor, which is unconditional and absolute, to pay to EnCap the principal of and interest on and fees with respect to the EnCap Indebtedness as and when the same shall become due in accordance with their terms, nor shall anything herein prevent EnCap from exercising all rights and remedies otherwise permitted by applicable law upon default under the EnCap Documents, subject, however, to the provisions of this Agreement and the rights of Hibernia to the extent provided herein. EnCap shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to EnCap or the taking of any other action under this Agreement unless and until EnCap shall have received written notice from Hibernia and, prior to the receipt of any such notice, EnCap shall be entitled to assume conclusively that no such facts exist, except that EnCap hereby understands and agrees that any Enforcement Action by EnCap shall constitute a Hibernia Non-Payment Default (with all the consequences thereof under this Agreement) of which EnCap shall be deemed to have received notice without the requirement of any further notice thereof by Hibernia to EnCap.

         Section 12.  Specific Performance.

         (a) At any time that any of EnCap or any Debtor fails to comply with any provision of this Agreement that is applicable to such party, Hibernia may demand specific performance of this Agreement.

         (b) At any time that any of Hibernia or any Debtor fails to comply with any provision of this Agreement that is applicable to such party, EnCap may demand specific performance of this Agreement.

         (c) Each party hereto hereby waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by either EnCap or Hibernia.

         Section 13. No Waiver or Requirement to Marshall. No right of Hibernia to enforce the subordination of the EnCap Liens and the EnCap Indebtedness as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any Debtor or by any act or failure to act by Hibernia, or by any noncompliance by any Debtor with the terms of this Agreement, regardless of any knowledge thereof which Hibernia may have or be otherwise charged with. No right of EnCap to receive notice or cure Hibernia Events of Default, as provided in Section 9(a), or to otherwise exercise its rights as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of any Debtor or by any act or failure to act by EnCap, or by any noncompliance by any Debtor with the terms of this Agreement, regardless of any knowledge thereof which EnCap may have or be otherwise charged with. Neither Hibernia nor EnCap shall have any obligation to preserve rights in the Collateral or to marshal any of the Collateral for the benefit of any Person. No failure to exercise, and no delay in exercising on the part of any party hereto, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and shall not be exclusive of any rights or remedies provided by law.

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         Section 14. Reinstatement of Agreement. Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Hibernia in respect of the Hibernia Indebtedness is returned, disgorged or rescinded under any applicable state or federal law, including, without limitation, the laws pertaining to bankruptcy or insolvency, in which case this Agreement shall be enforceable against EnCap as if the returned, disgorged, or rescinded payment or credit has not been received or given by Hibernia, and whether or not Hibernia relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, EnCap agrees upon demand by Hibernia to execute and deliver to Hibernia those documents which Hibernia reasonably determines to be appropriate to further evidence (in the public records or otherwise) such continuation or reinstatement, although the failure of EnCap to do so shall not affect in any way such continuation or reinstatement.

         Section 15. Representations, and Warranties. Each of the parties hereto hereby represents and warrants that (a) it has full power, authority and legal right to make and perform this Agreement, and (b) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws relating to the enforcement of creditors' rights and to general principles of equity.

         Section 16. Changes Must Be In Writing. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Hibernia and by EnCap, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Neither the failure nor any delay on the part of Hibernia or EnCap to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such light, remedy, power or privilege with respect to any other occurrence.

         Section 17. Governing Law. This Agreement shall be deemed a contract and instrument made under the laws of the State of Louisiana and shall be construed and enforced in accordance with and governed by the laws of such state and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 18. Invalidity of Particular Provisions. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         Section 19. Notices. All notices, requests, consents, demands and other communications to any Debtor, EnCap, or Hibernia which are required or permitted under this Agreement shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses set forth on Annex I hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given and received (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the mariner provided herein, (b) in the case of telecopy, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail.

         Section 20. Successors and Assigns. This Agreement shall pass to and be fully binding upon and inure to the benefit of the successors and assigns of each party hereto. Neither Hibernia nor EnCap will transfer or assign any of its Indebtedness to any Person (except in accordance with Section 7(b) hereof) unless the transferee acknowledges this Agreement in writing. If EnCap transfers or assigns any of its Indebtedness (other than participations to an Affiliate of EnCap), the transferor or EnCap will give prompt notice of such assignment or transfer to Hibernia, and if Hibernia transfers or assigns any of its Indebtedness, Hibernia will give prompt notice of such assignment or transfer to EnCap.

         Section 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 22. FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed by their proper and duly authorized officers as of the day and year first above written.


HIBERNIA:                         HIBERNIA NATIONAL BANK

                                  By: /s/ David Reid
                                    --------------------------------------------
                                    David Reid
                                    Title:


DEBTOR:                           PETROQUEST ENERGY, INC.,
                                  a Delaware corporation

                                  By: /s/ Charles T. Goodson
                                    --------------------------------------------
                                    Charles T. Goodson
                                    Chairman of the Board and Chief Executive
                                    Officer


                                  PETROQUEST ENERGY, INC.,
                                  a Louisiana corporation

                                  By: /s/ Charles T. Goodson
                                    --------------------------------------------
                                    Charles T. Goodson
                                    Chairman of the Board and Chief Executive
                                    Officer


                                  PETROQUEST ENERGY ONE, L.L.C.,
                                  a Louisiana limited liability company

                                  By:  PETROQUEST ENERGY, INC., a Louisiana
                                       corporation, its sole member

                                       By: /s/ Charles T. Goodson
                                         ---------------------------------------
                                         Charles T. Goodson
                                         Chairman of the Board and Chief
                                         Executive Officer

ENCAP:                            ENCAP ENERGY FUND CAPITAL FUND III, L.P.

                                  By:  ENCAP INVESTMENTS L.L.C., General
                                       Partner

                                       By: /s/ D. Martin Phillips
                                           ------------------------------------
                                           D. Martin Phillips, Managing Director

                                     ANNEX I

                              ADDRESSES FOR NOTICE


ENCAP ENERGY FUND CAPITAL FUND, III, L.P.
1100 Louisiana, Suite 3150
Houston, Texas  77002
Attention:        Sean Smith

Telephone:        713-696-6100
Fax:              713-659-6130


HIBERNIA NATIONAL BANK
313 Carondelet Street
New Orleans, LA  70130
Attention:        David Reid

Telephone:        (337) 268-4582
Fax:              (337) 268-4566


PETROQUEST ENERGY, INC., a Delaware corporation
PETROQUEST ENERGY, INC., a Louisiana corporation
PETROQUEST ENERGY ONE, L.L.C., a Louisiana limited liability company

400 E. Kaliste Saloom Road, Ste. 3000
Lafayette, LA 70508
Attention:        Chairman of the Board and Chief Executive Officer

Telephone:        (337) 266-1158
Fax:              (337) 232-0044